                      [PRICEWATERHOUSECOOPERS LETTERHEAD]


                                                                EXHIBIT 14(b)(1)

                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the reference to us under the heading "Independent Auditors" in this Registration Statement on Form N-14 for Van Kampen Life Investment Trust Enterprise Portfolio.



PRICEWATERHOUSECOOPERS LLP
January 14, 2002